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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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
    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):     March 2, 1999
                                                          -------------
                                    PRI AUTOMATION, INC.
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                     (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
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
      Massachusetts                 0-24934                  04-2495703
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     (STATE OR OTHER       (COMMISSION FILE NUMBER)         (IRS EMPLOYER
     JURISDICTION OF                                     IDENTIFICATION NO.)
     INCORPORATION)
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
805 Middlesex Turnpike, Billerica,                                                01821-3986
Massachusetts
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                          (ZIP CODE)
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
    REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (978) 670-4270
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                                 Not Applicable
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

    On March 2, 1999, PRI Automation, Inc., a Massachusetts corporation ("PRI"), acquired Promis Systems Corporation Ltd., a Canadian corporation ("Promis"), pursuant to a plan of arrangement (the "Plan of Arrangement") under Section 192 of the Canada Business Corporations Act (the "CBCA"). The terms of the acquisition were the results of arm's-length negotiations between PRI and Promis. PRI intends to account for the acquisition as a pooling of interests. In accordance with the Plan of Arrangement:

        (a) Promis has issued 0.1353 exchangeable shares of Promis in exchange for each outstanding common share of Promis, or an aggregate of 1,139,874 exchangeable shares. Each exchangeable share of Promis may be exchanged at any time for one share of common stock, par value $0.01 per share, of PRI ("Common Stock"). PRI has registered all of these shares of Common Stock on a registration statement on Form S-3 (registration number 333-69721) for issuance upon the exchange or redemption of the exchangeable shares of Promis.

        (b) PRI's wholly owned subsidiary, 1325949 Ontario Inc., an Ontario corporation, now holds the only outstanding common share of Promis.

        (c) PRI has assumed Promis' obligations under all options issued under the Promis Systems Corporation Ltd. Amended and Restated Stock Option Plan dated as of September 30, 1998 (the "Promis Plan"). Each option outstanding under the Promis Plan has been converted into an option to purchase 0.1353 shares of Common Stock per Promis common share subject to the option, rounded down to the nearest whole share. The exercise price of each option has been converted into a new exercise price equal to the previous exercise price divided by 0.1353 and converted from Canadian dollars to U.S. dollars at the rate of 0.6641 U.S. dollars per Canadian dollar.

        (d) PRI has also assumed Promis' obligations under a warrant issued to LSI Logic Corporation (the "Warrant"). The Warrant has been converted into a warrant to purchase 13,530 shares of Common Stock. The exercise prices of the Warrant have been converted into new exercise prices equal to the previous exercise prices divided by 0.1353 and converted from Canadian dollars to U.S. dollars at the rate of 0.6641 U.S. dollars per Canadian dollar.

    Two holders of an aggregate of 250,100 common shares of Promis have elected to exercise their dissenters' rights under Section 190 of the CBCA to require Promis to pay the holders the "fair value" for their Promis common shares. Promis is currently in discussions with the two dissenters.

    A copy of the press release announcing the completion of the acquisition is attached as Exhibit 99.1 to this Current Report on Form 8-K.

    On March 11, 1999, Promis changed its name to PRI Automation (Canada), Inc.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a) Financial Statements of Businesses Acquired.

           Not applicable.

    (b) Pro Forma Financial Information.

           Not applicable.

                                       i
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    (c) Exhibits.

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
  EXHIBIT
  NUMBER                                                   DESCRIPTION
-----------  --------------------------------------------------------------------------------------------------------

      *2.1   Combination Agreement dated as of November 24, 1998 among PRI Automation, Inc., 1325949 Ontario Inc. and
             Promis Systems Corporation Ltd.

      99.1   Press Release dated March 3, 1999, entitled "PRI Automation Completes Acquisition of Promis Systems
             Corporation Ltd."

      99.2   Articles of Arrangement of Promis Systems Corporation Ltd., as filed with the Director under the Canada
             Business Corporations Act on March 2, 1999

      99.3   Voting and Exchange Trust Agreement dated as of March 2, 1999 among PRI, 1325949 Ontario Inc., Promis
             Systems Corporation Ltd. and Montreal Trust Company of Canada, as trustee

      99.4   Support Agreement dated as of March 2, 1999 among PRI, 1325949 Ontario Inc. and Promis Systems
             Corporation Ltd.
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*   Incorporated by reference to the similarly numbered Exhibit to PRI's
    Registration Statement on Form S-3, File No 333-69721, as filed on December
    24, 1998.

                                       ii
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                         PRI AUTOMATION, INC.

                                      By: /s/ STEPHEN D. ALLISON
                                         ------------------------------------
                                         Stephen D. Allison
Date: March 16, 1999                     Chief Financial Officer
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                                      iii
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                                 EXHIBIT INDEX

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
  EXHIBIT
  NUMBER                                                   DESCRIPTION
-----------  --------------------------------------------------------------------------------------------------------

      99.1   Press Release dated March 3, 1999, entitled "PRI Automation Completes Acquisition of Promis Systems
             Corporation Ltd."

      99.2   Articles of Arrangement of Promis Systems Corporation Ltd., as filed with the Director under the Canada
             Business Corporations Act on March 2, 1999

      99.3   Voting and Exchange Trust Agreement dated as of March 2, 1999 among PRI, 1325949 Ontario Inc., Promis
             Systems Corporation Ltd. and Montreal Trust Company of Canada, as trustee

      99.4   Support Agreement dated as of March 2, 1999 among PRI, 1325949 Ontario Inc. and Promis Systems
             Corporation Ltd.
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